SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

December 16, 2003 (February 10, 2003)

Heritage Property Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland		04-3474810
(State or other jurisdiction of incorporation)	(Commission File No.) 001-31297	(IRS Employer Identification No.)

535 Boylston Street Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip Code)

(617) 247-2200
(Registrant’s telephone number, including area code)

Explanatory Note

On February 10, 2003, Heritage Property Investment Trust, Inc. (the “Company”) filed a Current Report on Form 8-K (“8-K”) in connection with the issuance of a press release announcing the Company’s results for the quarter ended December 31, 2002.  The purpose of this amendment is to amend the 8-K to change the Item number under which such press release was included in the 8-K from Items 5 and 7 to Item 9.

Item 9.           Regulation FD Disclosure

On February 10, 2003, Heritage Property Investment Trust, Inc. (the “Company”) announced its results for the quarter ended December 31, 2002.  A copy of the Company’s press release is an exhibit to this Current Report on Form 8-K and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.  The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any incorporation language in such filing.

Exhibits

99.1                           Heritage Property Investment Trust, Inc. press release dated February 10, 2003 for the quarter ended December 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE PROPERTY INVESTMENT TRUST, INC.

/s/Thomas C. Prendergast
Thomas C. Prendergast
Chairman, President and Chief Executive Officer

/s/David G. Gaw
David G. Gaw
Senior Vice President, Chief Financial Officer and Treasurer

Dated: December 16, 2003